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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 2005

                          OSAGE FEDERAL FINANCIAL, INC.
             (Exact name of Registrant as specified in its Charter)


         United States                   0-50666                 27-0080039
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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

239 East Main Street, Pawhuska, Oklahoma                           74056
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (918) 287-2919
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                      INFORMATION TO BE INCLUDED IN REPORT


Item 8.01 Other Events and Regulation FD Disclosure
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         On December 30, 2005, the Registrant announced that its Board of Directors had declared a special cash dividend of $1.00 per share payable January 26, 2006 to stockholders of record (other than Osage Federal MHC, its mutual holding company) as of the close of business on January 12, 2006. For further information, reference is made to the Registrant's press release, dated December 30, 2005 which is furnished with this Form 8-K as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits
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         (c) Exhibits. The following exhibits are furnished with this report.

         Exhibit 99.1 -- Press Release dated December 30, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      OSAGE FEDERAL FINANCIAL, INC.


Date:  December 30, 2005              By:  /s/Mark S. White
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                                           Mark S. White
                                           President and Chief Executive Officer